                                                                  EXHIBIT 10.13


                           DATED:  7th September 1993


                          EURO TECH (FAR EAST) LIMITED


                                       to


                            STANDARD CHARTERED BANK


                -----------------------------------------------

                                    MORTGAGE

                                       of

                 Unit No. 04 on 17th Floor of Citicorp Centre,

                       No. 18 Whitfield Road, Hong Kong.

                -----------------------------------------------


       Produced to and registered by me this 9th day of September 1993.


                                                        [SIG]
                                             ------------------------------
                                                 p. Registrer of Companies
                                                          Hong Kong

                                 D E A C O N S
                              in association with
                                 GRAHAM & JAMES
                               and SLY & WEIGALL

                                [ILLEGIBLE COPY]


                                Alexandra House
                                 3rd-6th Floors
                                   Hong Kong

                               LC:HCFL S93/489212
                                E:\CFL\93090005

                                   I N D E X


                     Content                                            Page No.
                     -------                                            --------
Parties                                                                     1
 1.  Interpretation                                                         1
 2.  Covenant to Discharge Obligations                                      3
 3.  Charging Clause                                                        3
 4.  Release                                                                4
 5.  Representations and Warranties                                         4
 6.  Covenants                                                              4
 7.  Events of Default                                                      8
 8.  Appointment and Powers of Receiver                                     9
 9.  Provisions affecting Receiver                                         11
10.  Lender's Powers                                                       12
11.  Lender's Entry into Possession                                        13
12.  Power of Attorney                                                     13
13.  Third parties                                                         13
14.  Proceeds of Security Realisation                                      14
15.  Security Additional                                                   14
16.  Suspense Account                                                      14
17.  Set-off                                                               15
18.  Indulgence                                                            15
19.  Settlement                                                            16
20.  Distribution of Payments                                              16
21.  Expenses And Stamp Duty                                               16
22.  Evidence                                                              17
23.  Assignment                                                            17
24.  Remedies, Waivers, Amendments and Consents                            17
25.  Communications                                                        18
26.  Partial Invalidity                                                    18
27.  Continuing Security                                                   18
28.  Counterparts                                                          18
29.  Governing Law                                                         18
Schedule I                                                                 19

[ILLEGIBLE COPY] MORTGAGE    [ILLEGIBLE COPY]

PARTIES:

(1) EURO TECH (FAR EAST) LIMITED [illegible Chinese characters] whose registered office is situate at 49-51 Wong Chuk Hang Road, Flats A & E, 19th Floor, Derrick Industrial Building, Aberdeen, Hong Kong (the "Mortgagor").

(2) STANDARD CHARTERED BANK a body corporate incorporated by Royal Charter whose Head Office is at 1 Aldermanbury Square, London EC2V 7SB, England having a branch office and carrying on business at No. 4-4A Des Voeux Road Central, Hong Kong (the "Lender").

RECITALS:

(A) This Mortgage is supplemental to the Facility Letter pursuant to which the Lender has agreed to make the Facilities available to the Mortgagor.

(B) It is a condition of the Facility Letter that the Mortgagor enter into this Mortgage.

THIS MORTGAGE WITNESSES as follows:-

1.      Interpretation

1.1 In this Mortgage, including the Recitals, the following expressions shall have the meaning assigned to them;-

                "Crown Lease"
                        the Crown Lease referred to in Schedule I;

                "Deed of Mutual Covenant"
                        the Deed of Mutual Covenant and Management Agreement (if any) referred to in Schedule I;

                "Dispose" and "Disposal"
                        any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, tenancy, licence, direct or indirect reservation, waiver, compromise, release, dealing with or in or granting of any option, right of first refusal or other right or interest whatsoever or any agreement for any of the same;

                "Encumbrance"
                        any mortgage, charge, pledge, lien (otherwise than arising by statute or operation of law), hypothecation or other encumbrance, priority or security interest, whatsoever over or in the Property;

                "Event of Default"
                        any event set out in Clause 7.1;

                "Facilities"
                        the banking facilities to be made available to the Mortgagor by the Lender pursuant to the Facility Letter;

                "Facility Letter"
                        the letter or letters from the Lender to the Mortgagor which from time to time govern the Facilities, as amended or varied from time to time;

                "Fixtures"
                        all fixed plant, fixed machinery and fixtures (including trade fixtures), fittings, goods and materials (other than those being personal chattels within the Bills of Sales Ordinance (Cap.20)) from time to time on or in the Property;

                "Interest"
                        interest at such rate(s) per annum as is/are applicable under the terms relating to the Facilities or as determined by the Lender (which determination shall be conclusive and binding on the Mortgagor);

                "Mortgage"
                        this Mortgage as from time to time amended or modified;

                "Obligations"
                        all principal, interest and other amounts from time to time owing by the Mortgagor to the Lender on any current and/or other account and all other liabilities whatsoever of the Mortgagor to the Lender whether present, future, actual and/or contingent;

                "Property"
                        the property described in Schedule I and any part thereof and Fixtures;

                "Receiver"
                        a receiver or a receiver and manager for the time being appointed by the Lender hereunder and includes any permitted delegate or sub-delegate of the same;

                "Regulations"
                        all planning, building, fire and other laws, regulations and directives affecting the Property;

                "Security Documents"
                        this Mortgage, the Facility Letter and all other documents supplemental to, collateral with or derived from them.

1.2     References in this Mortgage to: -

        (a)     the Lender includes its successors and assigns;

        (b) the Mortgagor includes its executors, administrators, successors or assigns;

        (c) clauses and the Schedules are references to clauses hereof and the Schedule hereto;

        (d) sub-clauses and paragraphs are, unless otherwise stated, references to sub-clauses and paragraphs of the clause and sub-clause in which the reference appears; and

        (e) words denoting the singular shall include the plural and vice versa and words denoting one gender shall include all genders.

1.3 Where the Mortgagor comprises two or more persons obligations expressly or impliedly made by them shall be deemed to be made by such persons jointly and severally.

1.4 Headings are for ease of reference only and shall be disregarded in construing this Mortgage.

2.      Covenant to Discharge Obligations

        In consideration of the Lender agreeing to make available to the Mortgagor the Facilities upon the terms and subject to the conditions contained in the Facility Letter, the Mortgagor covenants to pay on demand all Obligations to the Lender.

3.      Charging Clause

        The Mortgagor as beneficial owner and as continuing security for the discharge of the Obligations and the observance and performance by the Mortgagor of the agreements covenants and conditions contained in this Mortgage:-

        (a) charges the Property to the Lender by way of first fixed mortgage Provided that insofar as the Property comprises a legal estate in land this mortgage shall be a legal charge over the Property;

        (b)     (i)     assigns to the Lender all the interest of the Mortgagor
                        in and the benefit to the Mortgagor arising out of all insurances relating to the Property or any part thereof and the right to receive any sums payable to the Mortgagor in respect thereof;

                (ii) agrees to assign legally to the Lender by a document in a form and substance required by the Lender all insurances relating to the Property of which the Mortgagor is entitled to the benefit forthwith upon notice by the Lender;

        (c) assigns to the Lender, (and agrees to assign to the Lender and will, if so required, execute a separate assignment or separate assignments in such form and substance as the Lender may require
                of), the sale proceeds, the rents and other sums of money and deposits now or to become payable by virtue of each sale agreement, lease, tenancy agreement or other Disposal now or hereafter concluded in respect of the Property or any part thereof together with power for the Lender to sue for recovery and give effectual discharges for the same in the name of the Mortgagor.

4.      Release

        If the Mortgagor shall repay to the Lender the Obligations hereby secured in accordance in all respects with the covenants in that behalf herein contained and observe and perform the covenants terms and conditions herein contained and on the part of the Mortgagor to be observed and performed then the Lender shall at the request and cost of the Mortgagor (including the expense of making a certified true copy of any Power of Attorney under which the Lender shall have executed or signed any deed or instrument) sign or execute a receipt for the Obligations hereby secured or otherwise discharge or release the security constituted by the Security Documents to the Mortgagor or as the Mortgagor shall direct.

5.      Representations and Warranties

        The Mortgagor represents and warrants to the Lender that:-

        (a) the Mortgagor is the beneficial owner of, has a good and marketable title to, and has exclusive possession of the whole of the Property;

        (b) the Crown Lease is valid and subsisting and not voidable and has not been amended or modified in any way;

        (c) none of the Property has been Disposed of and, subject as disclosed to the Lender in writing prior to the date hereof, the Property is free from all Encumbrances;

        (d) in respect of existing tenancies of the Property as disclosed to the Lender in writing prior to the date hereof, no option to renew or purchase has been granted to the tenants or any of them and no advance payment of rent has been or will be demanded, accepted or paid other than the monthly rent as and when it falls due each calendar month;

        (e) the covenants terms and conditions contained in the Crown Lease and the Deed of Mutual Covenant so far as they relate to the Property have been observed and performed up to the date hereof; and

        (f) each of the above representations and warranties and any implied by law will be correct and complied with in all respects so long as the Obligations remain payable under the Security Documents.

6.      Covenants

6.1     The Mortgagor covenants with the Lender that the Mortgagor will:-

        (a) not make any Disposal or create or permit to subsist any Encumbrance over the whole or any part or parts of the Property except with the prior consent in writing of the Lender;

        (b)     observe and comply with:

                (i) the covenants and conditions reserved and contained in the Crown Lease and the Deed of Mutual Covenant; and

                (ii)    all Regulations;

        (c) not agree to any modification or waiver of the Crown Lease or Deed of Mutual Covenant or of any lease or tenancy agreement affecting the Property without the prior written approval of the Lender;

        (d) take all necessary action to preserve the Property against forfeiture, re-entry and re-possession by the Government of Hong Kong;

        (e) take out, maintain and comply with the terms of insurance in respect of the Property which insurance shall:

                (i)     be in the joint names of the Mortgagor and the Lender;

                (ii) be with such reputable insurance company carrying on business in Hong Kong or with Lloyd's Underwriters as the Lender may previously approve in writing;

                (iii) be against loss or damage by fire, lightning, explosion, storm, tempest, flood, typhoon, impact, landslip, subsidence, aircraft (other than hostile aircraft) and other aerial devices or articles dropped therefrom, earthquake, riot and strikes, malicious damage, third party risks and such other risks and contingencies as are normally covered by a comprehensive policy maintained by a prudent company owning similar property and carrying on similar business in Hong Kong and as the Lender may from time to time reasonably require;

                (iv) be to a minimum of the full reinstatement value of the Property (including architect's and surveyor's fees and demolition costs and the costs of shoring up), provided that if the full reinstatement value referred to above cannot be agreed between the Mortgagor and the Lender, it shall be determined by a leading international firm of surveyors and valuers or other appropriate expert approved by the Lender at the expense of the Mortgagor; and

                (v) have clauses in a form satisfactory to the Lender to the effect that:

                        (01) payment will be made to the Lender in full, without any deductions, of all moneys and ex gratis payments in respect thereof;

                        (02) in the event that the Mortgagor becomes insolvent or goes into liquidation or ceases to carry on business, the insurer will, regardless of such insolvency or liquidation or cessation of business, assume liability on the same terms and conditions and for the remaining period that it would have assumed such liability in the absence of such insolvency or liquidation or ceasing to carry on business;

                        (03)    the insurer undertakes to advise the Lender of:

                                (I)     any alteration in, cancellation of,
                                        termination of, or expiry of the
                                        insurance at least 14 days before such
                                        alteration, cancellation, termination or expiry is due to take effect; and;

                                (II)    any default in the payment of any
                                        premium or failure to renew the
                                        insurance at least 14 days prior to the
                                        date of renewal thereof;

                        (04) with respect to the Lender, it shall be and remain enforceable in respect of any claim arising as a result of any act or thing occurring less than 14 days prior to notice to the Lender of any invalidity, avoidance or unenforceability in whole or in part of the insurance; and

                        (05) the Lender is not liable for the payment of premiums;

        (f) pay or cause to be paid the premiums and all other moneys payable in connection with effecting or maintaining insurance taken out pursuant to Clause 6.1(e) and on demand to endorse over and deliver to the Lender the policy or policies of insurance together with the latest premium receipt;

        (g) keep or cause to be kept the Property in a good and substantial state of repair and condition and allow the Lender and any person nominated by the Lender to enter and to view the state of repair of the same at all reasonable times (without thereby becoming liable as a mortgagee in possession);

        (h) promptly pay all rates, taxes, assessments and other outgoings whatsoever assessed, imposed or charged on or in respect of the Property;

        (i) not without the prior written consent of the Lender carry out any operation on or institute or continue any use of the Property or any part or parts thereof for which the permission of any Governmental body or other competent authority is required or make any structural alterations or additions to the Property;

        (j) not commit any waste upon or injure or in any manner or by any means lessen the value of the Property;

        (k) forthwith deposit with the Lender all the deeds and documents of title relating to any of the Property; and

        (I) promptly inform the Lender of any event or of the receipt of any notice which may affect the title of the Mortgagor to the Property or its rights or interest therein or any Fixtures or fulfilment by the Mortgagor of any of the Mortgagor's covenants or obligations hereunder, or which may affect the security created by the Security Documents.

6.2     The Mortgagor further covenants with the Lender that:

        (a) if the Mortgagor shall default in the performance of the covenants and conditions contained in the Crown Lease or in complying with its obligations under this Mortgage including but not limited to its obligations in respect of insurance or in keeping the Property in a good and substantial condition and state of repair, or in duly complying with all Regulations then and in any such case and so often as the same shall happen the Lender shall be at liberty to perform the covenants in respect of which such default shall be made, to effect such insurances and to comply with all such Regulations and the Mortgagor will forthwith repay on demand all moneys expended by the Lender therefor and until such repayment the same shall form part of the Obligations, shall have the benefit of the security contained in Clause 3 and shall bear interest with effect from the date of demand for payment until repayment in full (both before and after judgment);

        (b) upon the Lender being entitled so to do under the terms of this Mortgage, the Property may be taken possession of, and during the residue of the term of the Crown Lease (and any renewal thereof) held and enjoyed by the Lender without any lawful interruption or disturbance by the Mortgagor any person charging by his direction or any person rightfully claiming through under or in trust for the Mortgagor (other than in respect of an estate or interest subject to which this Mortgage is expressly made);

        (c) the Mortgagor shall execute and do all such assurances, acts, deeds and things as the Lender may require, and procure other interested parties so to do, for protecting or perfecting the security created by this Mortgage and to facilitate the exercise of all powers, authorities and discretions vested in the Lender or in any Receiver of the Property and shall in particular execute all transfers, conveyances, assignments, assurances and registrations, whether to the Lender or to its nominees or purchasers, or sub-purchasers and give all notices, orders and discretions which the Lender may think expedient and, for the purposes of this Clause, a certificate in writing by the Lender to the effect that any assurance or thing required by it is reasonably required shall be conclusive evidence of such fact;

        (d) in the event of the Hong Kong Government offering a renewal or extension of the Crown Lease the Mortgagor shall:

                (i)     forthwith accept the offer;

                (ii) fully observe and perform the conditions of the offer and pay any premium or other consideration demanded;

                        [MISSING COPY (iii)...]

                        Crown Lease execute a mortgage or the renewed or extended Crown Lease to the Lender in the same form as this Mortgage with such consequential amendments as the circumstances require; and

                (iv) pending execution of the mortgage pursuant to sub-clause 6.2(d)(iii) hold its interest in the Crown Lease as renewed or extended in trust for the Lender.

7.      Events of Default

7.1 The Lender shall be entitled to declare all or any part of this security immediately enforceable at any time if:-

        (a) the Mortgagor shall have failed to comply with a demand for repayment of the Obligations or any part thereof; or

        (b) the Mortgagor makes default in the payment on the due date and in accordance with the terms and conditions relating thereto of any principal or interest or other moneys outstanding and payable by the Mortgagor under any term loan account (whether demanded or not); or

        (c) any representation, warranty or statement by the Mortgagor is not complied with or proves to have been or to be incorrect; or

        (d) the Mortgagor does not comply with any of the Mortgagor's agreements, covenants or obligations under the Security Documents; or

        (e) the Mortgagor becomes bound to repay prematurely any other loan or similar obligation for borrowed money by reason of a default in its obligations in respect of the same or fails to make any payment in respect thereof on the due date; or

        (f) (if applicable) a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of the Mortgagor save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Lender; or

        (g) the Mortgagor convenes a meeting for the purpose of making, or proposes and/or enters into, any arrangement or composition for the benefit of its creditors; or


        (h) an incumbrancer takes possession or a receiver or other similar officer is appointed of the whole or any part of the assets, or the undertaking (if applicable) of the Mortgagor or a distress or execution is levied or enforced upon or sued out against any of the chattels or property of the Mortgagor and is not discharged within thirty days of being levied; or

        (i) the Mortgager shall without the consent in writing of the Lender stop payment to creditors generally or (if applicable) the Mortgagor shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in sub-clause 7.1(f) cease or threaten to cease to carry on its business or any substantial part thereof or (if applicable) shall be deemed, for the purposes of Section 178 of the Companies Ordinance or any statutory modification or re-enactment thereof for the time being in force, to be unable to pay its debts or disposes or threatens to dispose of the whole or a substantial part of its undertaking or assets; or

        (j) the Mortgagor shall commit any act of bankruptcy or become insolvent or make any composition or arrangement with the Mortgagor's creditors; or

        (k) the Mortgagor shall have any judgment or order of Court made or any execution levied against the Mortgagor's goods chattels or property; or

        (l) in the opinion of the Lender it has reasonable grounds to consider all or any part of the Property to be in danger or being seized or sold under any form of distress or execution levied or threatened or otherwise to be in jeopardy; or

        (m) there occurs a material adverse change in the Mortgagor's financial condition which would, in the opinion of the Lender, prevent it from performing in any material respect its obligations under the Security Documents.

7.2 The Mortgagor covenants that it will notify the Lender forthwith in writing of the occurrence of any Event of Default.

7.3 Notwithstanding anything to the contrary contained in any facility letter, instrument, or other agreement or document to which the Mortgagor and the Lender is a party, the Lender shall be under no liability at any time after the occurrence of an Event of Default to honour any further obligations to provide or to continue to make available banking facilities under any arrangements relating to them and all term loans and other moneys, obligations and liabilities hereby secured not otherwise so repayable, shall become repayable immediately on demand, together with interest accrued thereon to the date of repayment in full, and cash cover shall be provided on demand for all contingent liabilities notwithstanding that the maturity thereon shall not have arrived or that the Mortgagor shall not have been called upon to pay thereunder.

8.      Appointment and Powers of Receiver

8.1 Upon or at any time after this security has become enforceable, or if so requested by the Mortgagor, the Lender may under seal or by writing under the hand of any director, officer or manager of the Lender appoint any person or persons to be a Receiver of the Property and may similarly remove any Receiver or appoint another in his place.

8.2 Any Receiver so appointed shall in addition to all other powers and rights implied by law have power either in his own name or in the name of the Mortgagor:-

        (b) to Dispose of the Property or any part or parts thereof on such terms and conditions as he may think fit and so that (without prejudice to the generality of the foregoing) he may Dispose for a consideration consisting of cash, debentures or other obligations, shares, securities or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he may think fit. Fixtures may be severed and sold separately from the property containing them without the consent of the Mortgagor;

        (c) to enter into a deed of mutual covenant relating to the Property and/or any other documents of a similar nature or grant or except any rights, easements or privileges over or in respect of the Property as the Lender shall in its absolute discretion think fit;

        (d) for the purpose of exercising any of the powers, authorities and discretions conferred on him by or pursuant to the Security Documents and/or of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise thereof or for any other purpose, to raise and borrow money either unsecured or on the security of the Property either in priority to the security constituted by the Security Documents or otherwise and generally on such terms and conditions as he may think fit Provided that:-

                (i) no Receiver shall exercise such power without first obtaining the written consent of the Lender and the Lender shall incur no responsibility to the Mortgagor or any other person by reason of its giving or refusing such consent whether absolutely or subject to any limitation or condition; and

                (ii) no person lending such money shall be concerned to enquire as to the existence of such consent or the terms thereof or as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed;

        (e) to exercise or permit the Mortgagor or any nominees of the Mortgagor to exercise any powers or rights incidental to the ownership of the Property in such manner as he may think fit;

        (f) to make and effect all such repairs, alterations, improvements and developments to and insurances of the Property as he may consider fit;

        (g) to commence, carry out and complete any building works, repairs, reconstruction, furnishing or equipment of the Property at the cost of the Mortgagor;

        (h) to enter into, perform or vary any contract or agreement for or relating to the Property and to discontinue, repudiate or rescind any such contract or agreement as aforesaid;

        (i) to appoint, hire and employ contractors, builders, workmen, managers, agents, officers, servants, solicitors, architects, surveyors, quantity surveyors, estate agents and others for any purpose on such terms and generally in such manner as he may consider fit and to discharge any such persons and any such persons appointed, hired or employed by the Mortgagor and/or the Receiver;

        (j) to purchase or acquire all materials for use in connection with the exercise of his powers hereunder upon such terms and conditions as he may in any case think fit;

        (k) to require the Mortgagor, his agents, servants, solicitors, architects, surveyors, quantity surveyors, estate agents and others to deliver to the Lender all agreements, deeds, documents, plans, drawings, specifications, papers and information whatsoever in their possession which the Receiver may in his absolute discretion require in connection with the Property and generally to give instructions to any of the same;

        (l) to obtain all consents as he shall in his absolute discretion think fit;

        (m) to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Mortgagor or relating in any way to the Property;

        (n) to bring, prosecute, enforce, defend, compromise and abandon all claims, actions, suits and proceedings in relation to the Property as may seem to him to be expedient; and

        (o) to do all such other acts and things he may consider necessary desirable in connection with the Property or for realising the Property or incidental or conducive to any of the matters, powers or authorities conferred on a Receiver under or by virtue of this Mortgage and generally to exercise in relation to the Property all such powers, authorities and things as he would be capable of exercising and doing if he were the absolute beneficial owner of the same.

9.      Provisions affecting Receiver

        The following provisions shall apply with regard to any Receiver so appointed:-

        (a) any such appointment may be made before or after the Lender shall have entered into or taken possession of the Property;

        (b) any Receiver may (at the absolute discretion of the Lender) be appointed either Receiver of all of the Property or Receiver of such part or parts thereof as may be specified in the appointment and in such latter event the powers hereinbefore conferred on a Receiver shall have effect as though every reference therein to the Property were limited to the part or parts of the Property so specified;

        (c) any Receiver shall in the exercise of his powers, authorities and discretions conform to any regulations and directions from time to time made and given by the Lender Provided that no person dealing with the Lender or any Receiver shall be concerned to enquire whether the Receiver has so conformed to any such regulations and directions;

        (d) any Receiver shall be the agent of the Mortgagor for all purposes and the Mortgagor alone shall be responsible for his contracts, engagements, acts, omissions, defaults, losses and misconduct and for liabilities incurred by him and for his remuneration and the Lender shall not incur any liability therefor (either to the Mortgagor or to any other persons whatsoever) by reason of its appointing such Receiver or of its having made or given any requisition or direction pursuant to the foregoing sub-paragraph or for any other reason whatsoever;

        (e) if two or more persons are appointed Receiver the Lender may provide that their rights, powers and remedies vest in them jointly or jointly and severally;

        (f) the Lender may from time to time fix the remuneration of any Receiver and direct payment of such remuneration out of moneys accruing to him in the exercise of his powers as such Receiver but the Mortgagor alone shall be liable for the payment of such remuneration;

        (g) the Lender may from time to time and at any time require any Receiver to give security for the due performance of his duties as Receiver and may fix the nature and amount of the security to be so given but the Lender shall not be bound in any case to require any such security; and

        (h) every Receiver, attorney, manager, agent or other person appointed by the Lender hereunder shall be entitled to be indemnified out of the Property and the income thereof in respect of all liabilities and expenses incurred by him in the execution or purported execution of his powers and against all actions, proceedings, claims and demands in respect of any matter or thing done or omitted in anywise relating to the Property and the Lender may retain and pay out of any money in the Lender's hands arising from the Property or out of its own resources all sums necessary to effect such indemnity and all such sums shall be a charge on the Property.

10.     Lender's Powers

        All or any of the powers, authorities and discretions which are conferred either expressly or impliedly upon a Receiver of the whole or any part or parts of the Property by law and this Mortgage may be exercised by the Lender in relation to the whole or any part or parts of the Property without first appointing a Receiver of the Property or norwithstanding the appointment of a Receiver of the Property,

11.     Lender's Entry into Possession

11.1 If the Lender or any Receiver enters into possession of the Property, it or he may from time to time go out of such possession.

11.2 The Lender shall not in any circumstances by reason of its taking possession of the Property or for any other reason whatsoever, and whether as mortgagee in possession or on any other basis whatsoever, be liable to account to the Mortgagor for anything except its own actual receipts or be liable to the Mortgagor for any loss or damage arising from any realisation of the Property or from any act, default or omission in relation to the Property or from any exercise or non-exercise by it of any power, authority or discretion conferred upon it in relation to the Property unless such loss or damage shall be caused by its own fraud.

11.3 All the provisions of sub-clause 11.2 shall apply in relation to the liability of any Receiver of the Property in all respects as though every reference in sub-clause 11.2 to the Lender were instead a reference to such Receiver.


12.     Power of Attorney

12.1 The Mortgagor by way of security irrevocably appoints the Lender, each of the officers for the time being of the Lender and every Receiver of the Property, each with full power of substitution and each with full power to act alone, to be the Mortgagor's attorney and in the Mortgagor's name or in the name of the attorney and on the Mortgagor's behalf to execute and as the Mortgagor's act and deed or otherwise to do all such assurances, acts or things which the Mortgagor ought to do under the covenants and provisions contained in the Security Documents and generally in the Mortgagor's name and on the Mortgagor's behalf to exercise all or any of the powers, authorities and discretions conferred on the Lender or any such Receiver and (without prejudice to the generality of the foregoing) to execute, seal and deliver and otherwise perfect any deed, assignment, transfer, assurance, agreement, instrument or act which may in the opinion of such attorney be required or deemed proper, necessary or desirable in or for any of the purposes of the Security Documents.

12.2 The Mortgagor ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in sub-clause 12.1 shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to therein.


13.     Third parties

13.1 No person dealing with the Lender or with any Receiver shall be concerned to enquire whether any Event of Default has happened upon which any of the powers, authorities, and discretions conferred by or pursuant to the Security Documents in relation to the Property are or may be exercisable by the Lender or by any such Receiver or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers and as regards any such person dealing with the Lender or any such Receiver, notwithstanding that the requisite power, authority or discretion has not become exercisable or any impropriety or irregularity whatsoever, such powers, authorities and discretions shall be deemed to be duly and validly exercised and that the remedy (if any) of the Mortgagor in respect of any breach of the provisions hereinbefore contained shall be in damages only.

13.2 Upon any Disposal by the Lender and/or the Receiver the receipt of the Lender and/or the Receiver for the proceeds thereof shall effectually discharge the person paying the same therefrom and from being concerned to see to the application or being answerable for the loss or misapplication thereof.

14.     Proceeds of Security Realization

        The Lender or any Receiver so appointed shall apply the moneys arising from any Disposal under the powers conferred upon the Lender or upon any Receiver after the security hereby created has become enforceable:-

        First     :     in discharge of all rent, taxes, rates and other
                        outgoings due and affecting the Property;

        Secondly  :     unless the Property is sold subject to a prior
                        incumbrance, in discharge of that prior incumbrance;

        Thirdly   :     in payment of the Receiver's lawful remuneration, the
                        Receiver's and the Lender's costs, charges and expenses and all lawful costs and expenses properly incurred in the Disposal;

        Fourthly  :     in payment of the Obligations, and any residue shall be
                        paid to the person who immediately before any Disposal was entitled to the Property or authorized to give a receipt for the proceeds of any Disposal of the Property.

15.     Security Additional

        The security conferred by this Mortgage is in addition to and shall not affect or be affected by any other remedy lien security or guarantee which the Lender may now or at any time hold or take from the Mortgagor or from any other person in respect of the Obligations.

16.     Suspense Account

        The Lender may at any time place and keep for such time as it may think prudent any moneys received, recovered or realised under the Security Documents to and in a separate or suspense account to the credit of the Mortgagor or of such other person or persons or transaction, if any, as it shall think fit without any intermediate obligation on its part to apply the same or any part thereof in or towards the discharge of the Obligations.

        Set-Off

        The Mortgagor authorises the Lender to:-

        (a) apply (without prior notice) any credit balance (whether or not then due) to which the Mortgagor is at any time beneficially entitled on any account at any office of the Lender in Hong Kong and elsewhere; and

        (b) set-off any liabilities of the Lender to the Mortgagor which are due or to become due;

in or towards satisfaction of all or any of the Obligations.

        For that purpose, the Lender is hereby authorised by the Mortgagor to use all or any part of any such credit balance or liability to buy such other currencies as may be necessary to effect such application or set-off.

18.     Indulgence

        This security and the rights of the lender under it shall not be discharged or in any way affected by:-

        (a) any time, indulgence, waiver or consent at any time given to the Mortgagor or any other person;

        (b) any amendment to any of the Security Documents or to any other security, guarantee or indemnity;

        (c) the making or the absence of any demand on the Mortgagor or any other person for payment;

        (d) the enforcement or absence of enforcement of or release of the Security Documents or of any other security, guarantee or indemnity;

        (e) the dissolution, amalgamation, reconstruction, reorganisation or change in the persons carrying on business in the name of the Mortgagor or, as the case may be, death or incapacity of the Mortgagor;

        (f) the illegality, invalidity or unenforceability of or any defect in any provision of the Security Documents or any of the Mortgagor's obligations under them; or

        (g) any party to any of the Security Documents not being bound by any of the same by reason of failure to execute the same or otherwise.

19.     Settlement

        Any settlement, assignment, payment or discharge between the Lender and the Mortgagor shall be conditional upon no security or payment to the Lender in respect of the Obligations being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency or liquidation for the time being in force and in that event the Lender shall be entitled to recover the value or amount of any such security or payment from the Mortgagor.

20.     Distribution of Payments

20.1 Payments by the Mortgagor shall be treated for the purposes of the Security Documents as if money received thereunder were applied to amounts owing thereunder or with respect thereto in such manner as the Lender may from time to time notify, notwithstanding that such moneys may in fact be applied or directed by the payer to be applied in some other manner.

20.2 If the security becomes enforceable all moneys received by the Lender in respect of the Obligations after the date conclusively determined by the Lender to be the earliest date on which the Lender was entitled to call for the immediate repayment of any principal not otherwise payable on demand or on which there was an Event of Default shall be credited to a suspense account or suspense accounts or treated as if so credited pending application thereof at the discretion of the Lender.

21.     Expenses And Stamp Duty

        The Mortgagor shall be liable for and shall pay on demand:-

        (a) all costs and expenses (including legal fees) incurred by the Lender in connection with the preparation, printing, negotiation, entry into of the Security Documents and/or any amendment of or waiver in respect of the Security Documents;

        (b) all costs and expenses (including legal fees) incurred by the Lender in the administration of, or in preserving, exercising, protecting or enforcing any rights under the Security Documents or in relation to the Property; and

        (c) any stamp, documentary, registration or similar duty or fee payable in connection with the entry into, registration, performance, enforcement or admissibility in evidence of the Security Documents and shall indemnify the Lender against any liability with respect to or resulting from any delay in paying or omission to pay any such duty or fee;

to the intent that the Lender shall be afforded a full and unlimited indemnity in respect thereof and until so repaid such costs, charges, expenses and other sums and interest shall form part of the Obligations and shall have the benefit of the security contained in Clause 3 (but without prejudice to any other remedy, lien or security available to the Lender).

22.     Evidence

22.1 The entries made in the accounts maintained by the Lender in accordance with its usual practice shall be conclusive evidence of the existence and amounts of the Obligations of the Mortgagor therein recorded save for manifest error.

22.2 A certificate by the Lender as to any sum payable to it under the Security Documents and any other certificate, determination, notification or opinion of the Lender provided for in the Security Documents, shall be conclusive, save for manifest error.

23.     Assignment

23.1 The Security Documents shall benefit and be binding on the parties, their respective successors and any permitted assignee or transferee of some or all of a party's rights or obligations thereunder. Any reference in the Security Documents to any party shall be construed accordingly.

23.2 The Mortgagor may not Dispose of all or part of the Mortgagor's rights or obligations under the Security Documents.

23.3    (a)     The Lender may at any time Dispose to any one or more banks or other financial institutions all or any part of its rights and benefits under the Security Documents and in that event the disposee shall have the same rights against the Mortgagor as it would have had if it had been a party hereto.

        (b) Any such disposee shall be and be treated as the Lender for all purposes of the Security Documents and shall be entitled to the full benefit of the Security Documents to the same extent as if it were an original party in respect of the rights or obligations Disposed of to it.

23.4 The Lender may disclose to a potential disposee or any other person proposing to enter into contractual arrangements with the Lender in relation to the Security Documents such information about the Mortgagor as it may think fit.

24.     Remedies, Waivers, Amendments and Consents

24.1 Time shall be of the essence of the Security Documents but no failure on the part of the Lender to exercise, and no delay on its part in exercising, any right or remedy under the Security Documents will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in the Security Documents are cumulative and not exclusive of any rights or remedies provided by law.

24.2 Any provision of the Security Documents may be amended only if the Mortgagor, and the Lender so agree in writing and any Event of Default may be waived before or after it occurs only if the Lender agrees in writing. Any waiver or consent shall be effective only in the instance and the purpose for which it is given.

25.     Communications

25.1 Each communication to be made under the Security Documents shall be made in writing but, unless otherwise stated, may be made by telex, facsimile or letter but, if by telex by the Mortgagor, shall promptly be confirmed by letter.

25.2 Any communication or document to be made or delivered by one party to another pursuant to the Security Documents shall be made or delivered to that other party to the address specified herein or (if appropriate) its registered office or in the case of the Mortgagor to the Property.

25.3 Any communication from the Mortgagor shall be irrevocable, and shall not be effective until actually received by the Lender. Any communication to the Mortgagor shall be deemed to be received by the Mortgagor (if sent by telex or facsimile) on the next working day in the place to which it is sent or (in any other case) when left at an address required by sub-clause 25.2 or 3 days after being put in the post (by airmail if to another country), postage prepaid, and addressed to it at that address.

26.     Partial Invalidity

        The illegality, invalidity or unenforceability of any provision of the Security Documents under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

27.     Continuing Security

        The security created herein shall be a continuing security and shall be available to secure whatever may be the balance at any time or from time to time due by the Mortgagor to the Lender pursuant to this Mortgage.

28.     Counterparts

        This Mortgage may be signed in any number of counterparts, all of which taken together respectively and when delivered to the Lender shall constitute one and the same respective instrument. Any party may enter into this Mortgage by signing any such counterpart.

29.     Governing Law

        This Mortgage shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby agree to submit to the non-exclusive jurisdiction of the Hong Kong Courts.

        This Mortgage has been executed by or on behalf of the Mortgagor.

                                   SCHEDULE I


1.      The Property:-

        (a) Lot number, section, undivided shares, description, address and etc.;-

                ALL THOSE 1270 equal undivided 14,074th parts or shares of and in ALL THOSE 260 equal undivided 10,080th parts or shares of and in ALL THOSE pieces or parcels of ground respectively registered in the Land Registry as THE REMAINING PORTION OF INLAND LOT NO.1936 and THE REMAINING PORTION OF INLAND LOT NO.2227 And of and in the measuages erections and buildings thereon now known as "CITICORP CENTRE" No.18 Whitfield Road ("the Building") TOGETHER with the sole and exclusive right and privilege to hold use occupy and enjoy ALL THAT UNIT NO.04 on the SEVENTEENTH FLOOR of the Building which said Unit is more particularly shown coloured Pink on the 17th Floor Plan annexed to an Assignment of even date in favour of the Mortgagor ("the Assignment").

        (b)     Exception and reservations, etc.:-

                (i) Except and reserved as in the Crown Lease hereinafter mentioned is excepted and reserved.

                (ii) Subject to such exceptions and reservations as are set out in the Assignment registered in the Land Registry by Memorial No.4280160 and the Deed of Mutual Covenant registered in the Land Registry by Memorial No.2462844 and a Supplemental Deed of Mutual Covenant registered in the Land Registry by Memorial No.2476944 and a Sub-Deed of Mutual Covenant registered in the Land Registry by Memorial No.5677616.

        (c) Easements and other appurtenant rights the benefit of which is assigned with the Property:-

                All rights rights of way (if any) and all other rights privileges easements and appurtenances thereto belonging or appertaining or therewith at any time used held occupied or enjoyed AND all the estate right title interest property claim and demand whatsoever of the vendor therein and thereto.

        (d)     Easements and other rights to which the Property is subject:-

                All subsisting easements rights and rights of way (if any) affecting the Property.

2.      The Crown Leases:-

(A) A new Crown Lease of Inland Lot No. 1936 was deemed to have been granted under and by virtue of the Crown Lease Ordinance (Cap.40) for the further term of 75 years commencing immediately after the expiration of the original term of 75 years created under the old Crown Lease, particulars of which are set out as follows:-

        (a)     Date    :       14th June 1917.

        (b)     Parties :       His late Majesty King George V of the one part
                                and Kwong Sang Hong Limited of the other part.

        (c)     Term    :       75 years from the 21st day of March 1904 with a
                                right of renewal for a further term of 75 years.

        (d)     Lot     :       Inland Lot No. 1936.

        As varied or modified by a Deed of Variation dated the 21st day of May 1982 and registered in the Land Registry by Memorial No. 2260925.

(B) A new Crown Lease of Inland Lot No. 2227 was deemed to have been granted under and by virtue of the Crown Lease Ordinance (Cap.40) for the further term of 75 years commencing immediately after the expiration of the original term of 75 years created under the old Crown Lease, particulars of which are set out as follows:-

        (a)     Date    :       14th June 1917.

        (b)     Parties :       His late Majesty King George V of the one part
                                and Kwong Sang Hong Limited of the other part.

        (c)     Term    :       75 years from the 21st day of March 1904 with a
                                right of renewal for a further term of 75 years.

        (d)     Lot     :       Inland Lot No. 2227.

        As varied or modified by a Deed of Variation dated the 21st day of May 1982 and registered in the Land Registry by Memorial No. 2260926.

SEALED with the Common Seal     )
of the Mortgagor and SIGNED     )
by      [SIG]                   )       [SIG]                   [SEAL]
                                )
in the presence of:             )



             [SIG]
        HANDA C. F. LAM
      Solicitor, Hong Kong